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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 33-80773 and 333-47825) and Form S-8 (Nos. 333-19571, 333-19573, 333-19615 and 333-31541) of Diacrin, Inc. of our report, dated February 14, 2000, relating to the financial statements of Diacrin/Genzyme LLC, which appears in this Form 10-K.

                                          PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2000